SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant 

Check the appropriate box:

☒	Preliminary Proxy Statement
	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
	Definitive Proxy Statement
	Definitive Additional Materials

	Solicitation Material Pursuant to Rule 14a-11(c) or rule 14a-12

CopyTele, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

	Fee paid previously with preliminary materials.



Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

COPYTELE, INC.

900 Walt Whitman Road

Melville, New York 11747

June 13, 2014

To the Stockholders of CopyTele, Inc.:

You are cordially invited to attend the 2014 Annual Meeting of Stockholders of the Company (the "Meeting") to be held at 11:00 a.m. on Wednesday, July 23, 2014, at the law offices of Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, to consider and vote upon the following proposals:

1.                  To elect Lewis H. Titterton Jr., Robert A. Berman, Dr. Amit Kumar, Bruce F. Johnson, Dale Fox and Dr. Andrea Belz as directors (the "Director Nominees") to serve on the Company's Board of Directors (the "Board") for a one-year term that expires at the 2015 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.                  To ratify the appointment by the Board of Haskell & White LLP (the "Auditor") as the Company's independent registered public accounting firm for the fiscal year ending October 31, 2014;

3.                  To consider and vote upon an amendment (the "Reverse Split Amendment") to Article FOURTH of the Company's Certificate of Incorporation, as amended (the "Certificate of Incorporation") to effect a reverse stock split of the Company's common stock, par value $0.01 per share (the "Common Stock") at a ratio of between one-for-two and one-for-twenty five with such ratio to be determined at the sole discretion of the Board (the "Reverse Split") and with such Reverse Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion (the "Reverse Split Proposal");

4.                  To consider and vote upon an amendment (the "Name Change Amendment") to our Certificate of Incorporation to change the name of the Company from "CopyTele, Inc." to such name as may be determined by the Board in its sole discretion (the "Name Change"), such Name Change to occur at such time and date, if at all, as determined by the Board in its sole discretion (the "Name Change Proposal"); and

5.                  To transact such other business as may properly come before the Meeting or any adjournment thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEES AND OTHER PROPOSALS.

The Board has fixed the close of business on June 2, 2014 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Meeting or any postponement or adjournment thereof.

Your vote is important. You are requested to carefully read the Proxy Statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Meeting.

Sincerely yours,

Robert A. Berman

President and Chief Executive Officer

CopyTele, Inc.

IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, please read the proxy statement and promptly vote your proxy VIA the internet, by telephone or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING.YOUR PROXY, GIVEN THROUGH THE RETURN OF THE PROXY CARD, MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

IF YOU HAVE ALREADY VOTED OR DELIVERED YOUR PROXY FOR THE MEETING, YOUR VOTE WILL BE COUNTED, AND YOU DO NOT HAVE TO VOTE YOUR SHARES AGAIN.  IF YOU WISH TO CHANGE YOUR VOTE, YOU SHOULD REVOTE YOUR SHARES.

THE PROXY STATEMENT, OUR FORM OF PROXY CARD, OUR QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED JANUARY 31, 2014 AND OUR ANNUAL REPORT ON FORM 10-K, AS AMENDED, FOR THE FISCAL YEAR ENDED OCTOBER 31, 2013 ARE AVAILABLE ON THE INTERNET AT http://ir.ctipatents.com/all-sec-filings OR AT THE SEC'S WEBSITE AT HTTP://WWW.SEC.GOV.

COPYTELE, INC.

900 Walt Whitman Road

Melville, New York 11747

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on July 23, 2014

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of CopyTele, Inc. (the "Company") for use at the 2014 Annual Meeting of Stockholders of the Company and at all adjournments and postponements thereof (the "Meeting"). The Meeting will be held at 11:00a.m. on Wednesday, July 23, 2014, at the law offices of Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, for the following purposes:

1.                  To elect Lewis H. Titterton Jr., Robert A. Berman, Dr. Amit Kumar, Bruce F. Johnson, Dale Fox and Dr. Andrea Belz as directors (the "Director Nominees") to serve on the Company's Board for a one-year term that expires at the 2015 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.                  To ratify the appointment by the Board of Haskell & White LLP (the "Auditor") as the Company's independent registered public accounting firm for the fiscal year ending October 31, 2014;

3.                  To consider and vote upon an amendment (the "Reverse Split Amendment") to Article FOURTH of the Company's Certificate of Incorporation, as amended (the "Certificate of Incorporation") to effect a reverse stock split of the Company's common stock, par value $0.01 per share (the "Common Stock") at a ratio of between one-for-two and one-for-twenty five with such ratio to be determined at the sole discretion of the Board (the "Reverse Split") and with such Reverse Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion (the "Reverse Split Proposal");

4.                  To consider and vote upon an amendment (the "Name Change Amendment") to our Certificate of Incorporation to change the name of the Company from "CopyTele, Inc." to such name as may be determined by the Board in its sole discretion (the "Name Change"), such Name Change to occur at such time and date, if at all, as determined by the Board in its sole discretion (the "Name Change Proposal"); and

5.                  To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board unanimously recommends a vote "FOR" the approval of each of the directors and proposals to be submitted at the Meeting.

Stockholders of record of our Common Stock at the close of business on June 2, 2014 (the "Record Date") will be entitled to notice of, and are cordially invited to, attend this Meeting and to attend any adjournment or postponement thereof. However, to assure your representation at the Meeting, please vote your proxy via the internet, by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy. Even if you have previously submitted your proxy, you may choose to vote in person at the Meeting. Whether or not you expect to attend the Meeting, please read the Proxy Statement and then promptly vote your proxy in order to ensure your representation at the Meeting.

You may cast your vote by visiting http://www.proxyvote.com. You may also have access to the materials for the Meeting by visiting the website: http://www.ctipatents.com/.

Each share of Common Stock entitles the holder thereof to one vote. A complete list of stockholders of record entitled to vote at this Meeting will be available for ten days before this Meeting at the principal executive office of the Company for inspection by stockholders during ordinary business hours for any purpose germane to this Meeting.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

            This notice and the attached proxy statement are first being disseminated to stockholders on or about June 13, 2014.

BY ORDER OF THE BOARD OF DIRECTORS,

Ron Tenio

Secretary

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE DIRECTORS AND PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on July 23, 2014: This Proxy Statement, along with our Annual Report on Form 10-K for the year ended October 31, 2013, as amended, is available at: http://www.ctipatents.com/.

ANNEX A       Reverse Split Amendment

PROXY STATEMENT

COPYTELE, INC.

ANNUAL MEETING OF STOCKHOLDERS

to be held at 11:00 a.m. on Wednesday, July 23, 2014

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas, 11th Floor

New York, New York 10105

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this Proxy Statement?

The Company has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company's solicitation of proxies for use at the Meeting to be held at 11:00 a.m. on Wednesday, July 23, 2014, at the law offices of Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, and at any postponement(s) or adjournment(s) thereof. These materials were first sent or given to stockholders on or about June 13, 2014. This proxy statement gives you information on these proposals so that you can make an informed decision.

In this proxy statement, we refer to CopyTele, Inc. as the "Company", "we", "us" or "our" or similar terminology.

What is included in these materials?

These materials include:

• This Proxy Statement for the Meeting; and

• The Company's Annual Report on Form 10-K for the year ended October 31, 2013, as amended.

If you requested printed versions of these materials by mail, these materials also include the proxy card or voting instruction form for the Annual Meeting.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission ("SEC"), the Company has elected to provide access to its proxy materials via the Internet instead of mailing printed copies. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the "Internet Availability Notice") to the Company's stockholders. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, instructions on how to access the proxy materials over the Internet or to request a printed copy may be found with the Internet Availability Notice. All stockholders will have the ability to access the proxy materials on the website referred to in the Internet Availability Notice or request to receive a printed set of the proxy materials. Stockholders may request to receive proxy materials in printed form by telephone, mail, by logging on to http://www.proxyvote.com or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings.

How can I get electronic access to the proxy materials?

The Internet Availability Notice will provide you with instructions regarding how to:

• View the Company's proxy materials for the Meeting on the Internet; and

• Instruct the Company to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company's annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials. Your election to receive proxy materials by email will remain in effect until you terminate it.

Who can vote at the annual meeting of stockholders?

Stockholders who owned shares of our common stock, par value $0.01 per share ("Common Stock"), on June 2, 2014 (the "Record Date") may attend and vote at the Meeting. There were 220,357,190 shares of Common Stock outstanding on the Record Date. All shares of Common Stock have one vote per share and vote together as a single class. Information about the stockholdings of our directors and executive officers is contained in the section of this Proxy Statement entitled "Beneficial Ownership of Principal Stockholders, Officers and Directors" on page 44 of this Proxy Statement.

What is the proxy card?

The proxy card enables you to appoint Robert Berman, our President and Chief Executive Officer, and/or Henry Herms, our Chief Financial Officer and Vice President - Finance, as your representative at the Meeting. By completing and returning the proxy card or voting online as described herein, you are authorizing these persons to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, we think that it is a good idea to complete and return your proxy card before the Meeting date just in case your plans change. If a proposal comes up for vote at the Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

What am I voting on?

You are being asked to vote:

1.                  To elect Lewis H. Titterton Jr., Robert A. Berman, Dr. Amit Kumar, Bruce F. Johnson, Dale Fox and Dr. Andrea Belz as directors (the "Director Nominees") to serve on the Company's Board of Directors (the "Board") for a one-year term that expires at the 2015 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.                  To ratify the appointment by the Board of Haskell & White LLP (the "Auditor") as the Company's independent registered public accounting firm for the fiscal year ending October 31, 2014;

3.                  To consider and vote upon an amendment (the "Reverse Split Amendment") to Article FOURTH of the Company's Certificate of Incorporation, as amended (the "Certificate of Incorporation") to effect a reverse stock split of the Company's Common Stock at a ratio of between one-for-two and one-for-twenty five with such ratio to be determined at the sole discretion of the Board (the "Reverse Split") and with such Reverse Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion (the "Reverse Split Proposal");

4.                  To consider and vote upon an amendment (the "Name Change Amendment") to our Certificate of Incorporation to change the name of the Company from "CopyTele, Inc." to such name as may be determined by the Board in its sole discretion (the "Name Change"), such Name Change to occur at such time and date, if at all, as determined by the Board in its sole discretion (the "Name Change Proposal"); and

5.                  To transact such other business as may properly come before the Meeting or any adjournment thereof.

How does the Board recommend that I vote?

Our Board unanimously recommends that the stockholders vote "FOR"  all of the directors and proposals being put before our stockholders at the Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If, on the Record Date, your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are a "stockholder of record" who may vote at the Meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the Meeting. Whether or not you plan to attend the Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held "in street name," and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote in person at the Meeting.

If I am a stockholder of record of the Company's Common Stock, how do I vote?

            There are four ways to vote:

(1)        Via the Internet. You may vote by proxy via the Internet by following the instructions provided with the Internet Availability Notice.

(2)        Via telephone.  Using a touch-tone telephone, you may transmit your voting instructions to the number provided in the Internet Availability Notice.

(3)        In person. If you are a stockholder of record, you may vote in person at the Meeting. The Company will give you a ballot when you arrive.

(4)        By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

If I am a beneficial owner of shares held in street name, how do I vote?

There are four ways to vote:

(1)        Via the Internet. You may vote by proxy via the Internet by following the instructions provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

(2)        Via telephone.  Using a touch-tone telephone, you may transmit your voting instructions to the number provided in the Internet Availability Notice.

(3)        In person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

(4)        By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

How do I request a paper copy of the proxy materials?

There are four ways to request a paper copy of proxy materials:

•	By mail: You may obtain a paper copy of the proxy materials by writing to us at CopyTele, Inc., 900 Walt Whitman Road, Melville, New York 11747, Attn: Secretary.

•	By telephone. You may obtain a paper copy of the proxy materials by calling 1-800-579-1639 or the Company at 631-549-5900.

•	Via the Internet: You may obtain a paper copy of the proxy materials by logging on to http://www.proxyvote.com.

•	By Email: You may obtain a paper copy of the proxy materials by email at sendmaterial@proxyvote.com.

Please make your request for a paper copy as instructed above on or before July 5, 2014 to facilitate timely delivery.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Meeting. You may do this by:

•                     sending a written notice to Ron Tenio, our corporate Secretary, stating that you would like to revoke your proxy of a particular date;

•                     signing another proxy card with a later date and returning it before the polls close at the Meeting; or

•                     attending the Meeting and voting in person.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend and vote at the Meeting, you must bring to the Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in street name or in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote in person at the Meeting.

How are votes counted?

You may vote "for," "against," or "abstain" on each of the proposals being placed before our stockholders. Abstentions and broker non-votes (i.e., shares held by brokers on behalf of their customers, which may not be voted on certain matters because the brokers have not received specific voting instructions from their customers with respect to such matters) will be counted solely for the purpose of determining whether a quorum is present at the Meeting.

How many votes are required to elect the Director Nominees as directors of the Company?

In the election of directors, the six persons receiving the highest number of affirmative votes at the Meeting will be elected.

How many votes are required to ratify the Company's independent public accountants?

The affirmative vote of a majority of the votes cast at the Meeting by the holders of Common Stock entitled to vote is required to ratify the Auditor as our independent registered public accounting firm for the year ending October 31, 2014.

How many votes are required to approve the Reverse Split Proposal?

            The affirmative vote of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Meeting, voting as one class, is required for approval of the Reverse Split Proposal.

How many votes are required to approve the Name Change Proposal?

            The affirmative vote of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Meeting, voting as one class, is required for approval of the Name Change Proposal.

What happens if I don't indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be counted as a "for" vote for all of the Director Nominees and proposals being placed before our stockholders at the Meeting.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Meeting?

We will announce voting results at the Meeting and file a Current Report on Form 8-K announcing the voting results of the Meeting.

Who can help answer my questions?

You can contact our Secretary, Ron Tenio, at (631) 549-5900 x112 or by sending a letter to Mr. Tenio at offices of the Company at 900 Walt Whitman Road, Melville, New York 11747 with any questions about proposals described in this Proxy Statement or how to execute your vote.

THE ANNUAL MEETING

General

This Proxy Statement is being furnished to you, as a stockholder of CopyTele, Inc., as part of the solicitation of proxies by our Board for use at the Meeting to be held on July 23, 2014, and any adjournment or postponement thereof. This Proxy Statement is first being furnished to stockholders on or about June 13, 2014.  This Proxy Statement provides you with information you need to know to be able to vote or instruct your proxy how to vote at the Meeting.

Date, Time, Place of Meeting

            The Meeting will be held on at 11:00 a.m. on Wednesday, July 23, 2014, at the law offices of Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, or such other date, time and place to which the Meeting may be adjourned or postponed.

Purpose of the Meeting

At the Meeting, the Company will ask stockholders to consider and vote upon the following proposals:

1.                  To elect the Director Nominees to serve on the Board for a one-year term that expires at the 2015 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.                  To ratify the appointment by the Board of the Auditor as the Company's independent registered public accounting firm for the fiscal year ending October 31, 2014;

3.                  To consider and vote upon the Reverse Split Amendment to effect a reverse stock split of our Common Stock at a ratio of between one-for-two and one-for-twenty five with such ratio to be determined at the sole discretion of the Board and with such Reverse Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion;

4.                  To consider and vote upon the Name Change Amendment to our Certificate of Incorporation to change the name of the Company from "CopyTele, Inc." to such name as may be determined by the Board in its sole discretion (the "Name Change"), such Name Change to occur at such time and date, if at all, as determined by the Board in its sole discretion; and

5.                  To transact such other business as may properly come before the Meeting or any adjournment thereof.

Recommendations of the Board

After careful consideration of each nominee for director, the Board has unanimously determined to recommend that stockholders vote (i) "FOR" each of the Director Nominees, (ii) "FOR" the ratification of the appointment of the Auditor as the Company's independent registered public accounting firm for the fiscal year ending October 31, 2014, (iii) "FOR" the Reverse Split Proposal and (iv) "FOR" the Name Change Proposal.

Record Date and Voting Power

            Our Board fixed the close of business on June 2, 2014, as the record date for the determination of the outstanding shares of Common Stock entitled to notice of, and to vote on, the matters presented at this Meeting. As of the Record Date, there were 220,357,190 shares of Common Stock outstanding. Each share of Common Stock entitles the holder thereof to one vote. Accordingly, a total of 220,357,190 votes may be cast at this Meeting.

Quorum and Required Vote

            A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present at the meeting if a majority of the Common Stock outstanding and entitled to vote at the Meeting is represented in person or by proxy. Abstentions will count as present for purposes of establishing a quorum.

            In the election of directors, the six persons receiving the highest number of affirmative votes at the Meeting will be elected. Abstentions are considered present for purposes of establishing a quorum but will have no effect on the election of directors.

            The affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote is required to ratify the Auditor as our independent registered public accounting firm for the year ending October 31, 2014. Abstentions are considered present for purposes of establishing a quorum but will have no effect on the election of directors.

The Reverse Split Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock voting as one class for approval of the Reverse Split Proposal. Abstentions are considered present for purposes of establishing a quorum but will count as a vote against the Reverse Split Proposal.

            The Name Change Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock voting as one class for approval of the Name Change Proposal. Abstentions are considered present for purposes of establishing a quorum but will count as a vote against the Name Change Proposal.

Voting

You can vote your shares at the Meeting by proxy or in person.

You can vote by proxy by having one or more individuals who will be at the Meeting vote your shares for you. These individuals are called "proxies" and using them to cast your ballot at the Meeting is called voting "by proxy."

If you wish to vote by proxy, you must do one of the following:

•

Use the Internet to vote by going to the Internet address listed on your proxy card or Internet Availability Notice; have your proxy card or Internet Availability Notice in hand as you will be prompted to enter your control number and to create and submit an electronic vote; or

•	Complete the enclosed form, called a "proxy card," and mail it in the envelope provided.

If you do one of the above, you will designate the President and Chief Executive Officer of the Company and the Chief Financial Officer of the Company to act as your proxies at the Meeting. One of them will then vote your shares at the Meeting in accordance with the instructions you have given them via the internet or on the proxy card with respect to the proposals presented in this Proxy Statement. Proxies will extend to, and be voted at, any adjournment(s) or postponement(s) of the meeting.

Alternatively, you can vote your shares in person by attending the Meeting. You will be given a ballot at the meeting.

While we know of no other matters to be acted upon at this year's Meeting, it is possible that other matters may be presented at the Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with his best judgment.

A special note for those who plan to attend the Meeting and vote in person: if your shares are held in the name of a broker, bank or other nominee, you must bring a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares as of the record date. In addition, you will not be able to vote at the Meeting unless you obtain a legal proxy from the record holder of your shares.

Expenses

The expense of preparing, printing and mailing this Proxy Statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, email or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

Revocability of Proxies

Proxies given by stockholders of record for use at the Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his attorney authorized in writing or, if the stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Meeting, or any adjournments thereof, at which the proxy is to be used, or with the chairman of such Meeting on the day of the Meeting or adjournments thereof, and upon either of such deposits the proxy is revoked.

No Right of Appraisal

None of Delaware law, our Certificate of Incorporation or our Bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at this Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Who Can Answer Your Questions About Voting Your Shares

            You can contact our corporate Secretary, Ron Tenio, at (631) 549-5900 or by sending a letter to Mr. Tenio at offices of the Company at 900 Walt Whitman Road, Melville, New York 11747 with any questions about proposals described in this Proxy Statement or how to execute your vote.

Principal Offices

The principal executive offices of the Company are located at 900 Walt Whitman Road, Melville, New York 11747. The Company's telephone number at such address is (631) 549-5900.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE MEETING.THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF EACH OF THE DIRECTOR NOMINEES AND PROPOSALS TO BE SUBMITTED AT THE MEETING.

PROPOSAL 1
ELECTION OF DIRECTORS

Introduction

The Board has nominated the Director Nominees to stand for election at the Meeting.  Stockholders will be asked to elect each of the Director Nominees, each to hold office until the 2015 Annual Meeting of Stockholders or until his or her successor is elected and qualified. The enclosed proxy, if returned, and unless indicated to the contrary, will be voted for the election of each of the Director Nominees.

We have been advised by each of the Director Nominees that they are willing to be named as a nominee and each are willing to continue to serve as a director if elected. If some unexpected occurrence should make necessary, in the discretion of the Board, the substitution of some other person for the nominees, it is the intention of the persons named in the proxy to vote for the election of such other person as may be designated by the Board.

Board Qualifications

            We believe that the collective skills, experiences and qualifications of our directors provide our Board with the expertise and experience necessary to advance the interests of our stockholders. In selecting directors, the Board will consider candidates that possess qualifications and expertise that will enhance the composition of the Board, including the considerations set forth below.  The considerations set forth below are not meant as minimum qualifications, but rather as guidelines in weighing all of a candidate's qualifications and expertise. In addition to the individual attributes of each of our current directors described below, we believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, exhibit commitment to enhancing stockholder value and have sufficient time to carry out their duties and to provide insight and practical wisdom based on their past experience.

            The Board has determined to nominate each of Mr. Fox and Dr. Belz in order to increase the number of "independent" directors on the Board. Each of Mr. Fox and Dr. Belz, as well as Mr. Johnson and Mr. Titterton, qualify as "independent" as defined by the SEC.  The Board's intent in nominating each of Mr. Fox and Dr. Belz is to ensure that the Board is composed of a majority of independent directors so that the Company can more easily meet certain corporate governance requirements that are required for initial listing on both The Nasdaq Capital Market and the NYSE MKT LLC (the Nasdaq Capital Market and the NYSE MKT LLC collectively referred to as the "Exchanges"). If the Company meets all of a particular Exchange's initial listing standards, the Board may, at its sole discretion, apply for initial listing on such Exchange.

Director Nominees

Our Board currently consists of six directors, Messrs. Bruce F. Johnson, Henry P. Herms, Kent B. Williams, Lewis H. Titterton Jr., Robert A. Berman and Dr. Amit Kumar.  At the Meeting, six directors, two of whom will be new to the Board, are to be elected at the Meeting, each to serve until the next Annual Meeting of Stockholders and until his successor shall be elected and shall qualify.  Lewis H. Titterton, Jr., Robert A. Berman, Dr. Amit Kumar and Bruce F. Johnson are nominated for reelection to the Board and Dale Fox and Dr. Andrea Belz are being nominated to the Board for the first time (each of the nominees, the "Director Nominees").  All of the Director Nominees are available for election as members of the Board.  If for any reason a Director Nominee becomes unavailable for election, the proxies solicited by the Board will be voted for a substitute nominee selected by the Board.

The following sets forth the biographical background information for all of our Director Nominees:

Mr. Titterton has served as a director since August 16, 2010, the Chairman of the Board since July 20, 2012 and interim Chief Executive Officer from August 21, 2012 until September 19, 2012.  Mr. Titterton is currently also Chairman of the Board of NYMED, Inc., a diversified health services company.  His background is in high technology with an emphasis on health care and he has been with NYMED, Inc. since 1989.  Mr. Titterton founded MedE America, Inc. in 1986 and was Chief Executive Officer of Management and Planning Services, Inc. from 1978 to 1986.  Mr. Titterton also served as one of our Directors from July 1999 to January 2003.  He holds a M.B.A. from the State University of New York at Albany, and a B.A. degree from Cornell University.

Mr. Berman has served as our President and Chief Executive Officer since September 19, 2012 and was elected to our Board on November 30, 2012. Mr. Berman has experience in a broad variety of areas including finance, acquisitions, marketing, and the development, licensing, and monetization of intellectual property.  He was recently the CEO of IP Dispute Resolution Corporation ("IPDR"), a consulting company focused on patent monetization, from March 2007 to September 2012. Prior to IPDR, Mr. Berman was the Chief Operating Officer and General Counsel of Acacia Research Corporation from 2000 to March 2007.   Mr. Berman holds a J.D. from the Northwestern University School of Law and a B.S. in Entrepreneurial Management from the Wharton School of the University of Pennsylvania.

Dr. Kumar has served on our Board since November 30, 2012 and has been a strategic advisor to the Company since September 19, 2012.  Dr. Kumar has been CEO of Geo Fossil Fuels LLC, an energy company, since December 2010.  From September 2001 to June 2010, Dr. Kumar was President and CEO of CombiMatrix Corporation, a Nasdaq listed biotechnology company and also served as director from September 2000 to June 2012.  Dr. Kumar was Vice President of Life Sciences of Acacia Research Corp., a publicly traded patent monetization company, from July 2000 to August 2007 and also served as a director from January 2003 to August 2007.   Dr. Kumar has served as Chairman of the board of directors of Ascent Solar Technologies, Inc., a publicly-held solar energy company, since June 2007, and as a director of Aeolus Pharmaceuticals, Inc. since June 2004.  Dr. Kumar holds an A.B. in Chemistry from Occidental College and Ph.D. from Caltech and completed his post doctoral training at Harvard University.

Mr. Johnson has served on our Board since August 29, 2012.  Mr. Johnson has been a commodity trader on the Chicago Mercantile Exchange for over 40 years. He has served as a member of the board of directors of CME Group Inc. since 1998. He had previously served as President, Director and part-owner of Packers Trading Company, a former futures commissions merchant/clearing firm at the CME from 1969 to 2003. He also serves on the board of directors of the Chicago Crime Commission. Mr. Johnson holds a B.S. in Marketing from Bradley University and a J.D. from John Marshall Law School.

Dr. Belz is an expert in technology commercialization, specializing in start-up and emerging companies whose core businesses frequently involve the licensing of patented technologies. Dr. Belz is currently on the faculty of the Greif Center for Entrepreneurial Studies at the University of Southern California Marshall School of Business and is the Academic Director of the Master of Science in Entrepreneurship and Innovation program. She has helped initiate spin-up and spinout efforts at some of the world's leading sources of patented technologies, including Caltech, NASA's Jet Propulsion Laboratory, BP, Occidental Petroleum, Avery Dennison,  and UCLA. Dr. Belz is the Chairperson of the Los Angeles Chapter of the Licensing Executives Society, the pre-eminent organization for intellectual property professionals with chapters throughout the United States and Canada, and serves as a national trainer for courses on best practices in licensing. Dr. Belz is the President of the Belz Consulting Group, founded in 2002, and has been an Executive Committee Board Member at Caltech spinoff Ondax (privately held) since 2013. Dr. Belz holds a PhD in physics from the California Institute of Technology, an MBA in finance from the Pepperdine University Graziadio School of Business, and a BS in physics from the University of Maryland at College Park.

Mr. Fox is an accomplished entrepreneur and innovator who has successfully launched many companies. He is currently the CEO of Tribogenics, a start-up company he co-founded in 2010 that develops portable, powerful X-ray devices based, in part, upon a technology conceived and licensed from the University of California, Los Angeles.  Mr. Fox has raised numerous rounds of capital for many types of companies, including venture capital, strategic investments, and other financings.  A master at networking, Mr. Fox has built world-class executive and advisory teams. He received a Bachelor of Business Administration degree from Southern Methodist University's Cox School of Business. Since 2009, Mr. Fox has taught at the Founders Institute where he teaches classes on start-ups and continues to mentor young entrepreneurs.

We believe that our Board represents a desirable mix of backgrounds, skills, and experiences. Below are some of the specific experiences, qualifications, attributes or skills of each Director Nominee in addition to the biographical information provided above that led to the conclusion that each person should serve as one of our directors in light of our business and structure:

Mr. Titterton has been involved with our Company as a director or investor for over nineteen years. Mr. Titterton also has substantial experience with advising on the strategic development of technology companies and over forty years of experience in various aspects of the technology industry.

Mr. Berman has experience in development, licensing, and monetization of intellectual property as well as a broad variety of other areas including finance, acquisitions, and marketing, and has served as an officer of another publicly traded patent monetization company.

Dr. Kumar has experience in development, licensing, and monetization of intellectual property as well as a broad variety of other areas including finance, acquisitions, R&D, and marketing, and has served as a director and officer of another publicly traded patent monetization company.

Mr. Johnson has been involved with the Company as an investor for over 9 years and has over 30 years' experience in the capital markets as a result of his investment background.

Dr. Belz is a trusted advisor of world-class innovators and leading investment firms with a focus on effective management of technology development portfolios and entrepreneurial risk assessment in large organizations.

Mr. Fox is an experienced startup entrepreneur and inventor who has successfully launched a number of companies. As a result, Mr. Fox has gained experience is a broad variety of other areas including finance, research and development and marketing,

Required Vote

            In the election of directors, the six persons receiving the highest number of affirmative votes at the Meeting will be elected.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

Current Directors and Executive Officers as of the Date of this Proxy Statement

Listed below are the names of the directors and executive officers of the Company, their ages as of the Record Date and positions held:

Name	Age	Position with the Company	Director and/or Executive Officer Since
Lewis H. Titterton, Jr.	69	Chairman of the Board	2010
Robert A. Berman	51	Director, President and Chief Executive Officer	2012
Dr. Amit Kumar	49	Director, Strategic Advisor	2012
Bruce F. Johnson	71	Director	2012
Henry P. Herms	68	Director, Chief Financial Officer and Vice President – Finance	2000
Kent B. Williams	64	Director	2012

Mr. Herms has served as our Chief Financial Officer and Vice President – Finance since November 2000 and as one of our Directors since August 2001. Mr. Herms was also our Chief Financial Officer from 1982 to 1987. He is also a former audit manager and CPA with the firm of Arthur Andersen LLP. He holds a B.B.A. degree from Adelphi University. Mr. Herms has a deep understanding of the financial aspects of our business. He also has substantial experience as a public accountant, which is important to the Board's ability to review our consolidated financial statements, assess potential financings and strategies and otherwise supervise and evaluate our business decisions.

Mr. Williams has served on our Board since August 21, 2012.  He has the managing member of Vista Asset Management LLC, an investment advisory firm, since 2002. He has more than 40 years' experience in the capital markets, including positions with U.S. Trust, Wood Island Associates and Merrill Lynch. In 2011, he also founded VIA Motors, a clean tech, plug-in electric vehicle company. He is a member of the CFA Institute and the CFA Society of San Francisco and received his M.B.A. from St. Mary's College of California and a B.A. from the University of California at Berkeley.  Mr. Williams has been involved with the Company as an investor for over 13 years and has over 40 years' experience in the capital markets.

Except for Dr. Kumar and Mr. Johnson, none of our current directors or executive officers has served as a director of another public company within the past five years.

To the best of the Company's knowledge, there are no arrangements or understandings between any director, Director Nominee or executive officer and any other person pursuant to which any person was selected as a director, Director Nominee or executive officer.  There are no family relationships between any of the Company's directors, Director Nominees or executive officers.  To the Company's knowledge there have been no material legal proceedings as described in Item 401(f) of Regulation S-K during the last ten years that are material to an evaluation of the ability or integrity of any of the Company's directors, Director Nominees or executive officers.

             Board of Directors and Corporate Governance

 General

Our Board oversees the activities of our management in the handling of the business and affairs of our Company. As part of the Board's oversight responsibility, it monitors developments in the area of corporate governance, including new SEC requirements, and periodically reviews and amends, as appropriate, our governance policies and procedures.

We are not currently subject to the listing requirements of any national securities exchange or inter-dealer quotation system which require that our Board be comprised of a majority of "independent" directors. As described above, Mr. Fox and Dr. Belz, as well as Mr. Johnson and Mr. Titterton meet the definition of "independent" as defined by the SEC.

Except for the period between August 21, 2012 and November 29, 2012, we have not had, and do not currently have, a separately-designated standing audit, nominating or compensation committee because we believed that, given the size of our Company, separate committees were unnecessary. The Board assumes the functions regularly held by an audit committee, compensation committee and stock option committee. Specifically, the Board oversees management's conduct of our financial reporting process, including the selection of our independent auditors and the review of the financial reports and other financial information provided by us to any governmental or regulatory body, the public or other users thereof, our systems of internal accounting and financial controls, and the annual independent audit of our financial statements. Additionally, the Board has full authority for determination of executive and director compensation.  The Board's processes and procedures for the consideration and determination of executive and director compensation for fiscal year 2013 are described under the heading "Compensation Discussion and Analysis." Further, the Board administers stock option plans.

Board Leadership Structure and Role in Risk Oversight

Although we do not require separation of the offices of the Chairman of the Board and Chief Executive Officer, we currently have a different person serving in each such role — Mr. Titterton is our Chairman of the Board and Mr. Berman is our President and Chief Executive Officer. The decision whether to combine or separate these positions depends on what our Board deems to be in the long term interest of stockholders in light of prevailing circumstances. Mr. Titterton has served as our Chairman since July 20, 2012. Mr. Berman has served as our Chief Executive Officer since September 19, 2012. This arrangement has allowed our Chairman to lead the Board, while our Chief Executive Officer has focused primarily on managing the daily operations of the Company. The separation of duties provides strong leadership for the Board while allowing the Chief Executive Officer to be the leader of the Company, focusing on its employees and operations.

Our Board currently consists of six directors. The Board has not appointed a lead independent director.  Due to the size of the Board, the independent directors are able to closely monitor the activities of our Company. In addition, the independent directors are able to meet independently with the Company's independent registered public accounting firm without management to discuss the Company's financial statements and related audits. Therefore, the Board has determined that a lead independent director is not necessary at this time. To the extent the composition of the Board changes and/or grows in the future, the Board may reevaluate the need for a lead independent director.

Management is responsible for the day-to-day management of risks the Company faces, while the Board as a whole has ultimate responsibility for the Company's oversight of risk management. Our Board takes an enterprise-wide approach to risk oversight, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance stockholder value. A fundamental part of risk oversight is not only understanding the risks a Company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. As a critical part of this risk management oversight role, our Board encourages full and open communication between management and the Board. Our Board regularly reviews material strategic, operational, financial, compensation and compliance risks with management. In addition our management team regularly reports to the full Board regarding their areas of responsibility and a component of these reports is risk within the area of responsibility and the steps management has taken to monitor and control such exposures. Additional review or reporting on risk is conducted as needed or as requested by our Board.

On May 28, 2014, the Board approved the creation of an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The Board will fill the vacancies in each of these committees following the Meeting.

Attendance

There were 14 meetings, exclusive of action by unanimous written consent, of the Board held during fiscal year 2013. During such year, each incumbent director attended at least 75% of the aggregate number of meetings of the Board.  All members of our Board who then were serving as directors attended our 2013 annual meeting of stockholders. We encourage our directors to attend the annual meeting of stockholders.

Nominations of Directors

We have not designated a nominating committee or other committee performing a similar function, due to the size of our Company and Board.  Such matters are discussed by our Board as a whole. In selecting directors, the Board will consider candidates that possess qualifications and expertise that will enhance the composition of the Board, including the considerations set forth below. The considerations set forth below are not meant as minimum qualifications, but rather as guidelines in weighing all of a candidate's qualifications and expertise.

•         Candidates should be individuals of personal integrity and ethical character.

•         Candidates should have background, achievements, and experience that will enhance our Board. This may come from experience in areas important to our business, substantial accomplishments or prior or current associations with institutions noted for their excellence.

•         Candidates should have demonstrated leadership ability, the intelligence and ability to make independent analytical inquiries and the ability to exercise sound business judgment.

•         Candidates should be free from conflicts that would impair their ability to discharge the fiduciary duties owed as a director to CopyTele and its stockholders, and we will consider directors' independence from our management and stockholders.

•         Candidates should have, and be prepared to devote, adequate time and energy to the Board and its committees to ensure the diligent performance of their duties, including by attending meetings of the Board and its committees.

•         Due consideration will be given to the Board's overall balance of diversity of perspectives, backgrounds and experiences, as well as age, gender and ethnicity.

•         Consideration will also be given to relevant legal and regulatory requirements.

We are of the view that the continuing service of qualified incumbents promotes stability and continuity in the board room, contributing to the Board's ability to work as a collective body, while giving us the benefit of the familiarity and insight into our affairs that our directors accumulate during their tenure. Accordingly, the process of the Board for identifying nominees for directors will reflect our practice of generally re-nominating incumbent directors who continue to satisfy the Board's criteria for membership on the Board, whom the Board believes continue to make important contributions and who consent to continue their service on the Board. If the Board determines that an incumbent director consenting to re-nomination continues to be qualified and has satisfactorily performed his or her duties as director during the preceding term, and that there exist no reasons, including considerations relating to the composition and functional needs of the Board as a whole, why in the Board's view the incumbent should not be re-nominated, the Board will, absent special circumstances, generally propose the incumbent director for re-election. Although we do not have a formal policy regarding the consideration of diversity in identifying and evaluating potential director candidates, the Board does take into account the personal characteristics (gender, ethnicity and age), skills and experience, qualifications and background of current and prospective directors' diversity as one factor in identifying and evaluating potential director candidates, so that the Board, as a whole, will possess what the Board believes are appropriate skills, talent, expertise and backgrounds necessary to oversee our Company's business.

If the incumbent directors are not nominated for re-election or if there is otherwise a vacancy on the Board, the Board may solicit recommendations for nominees from persons that the Board believes are likely to be familiar with qualified candidates, including from members of the Board and management.  We have not elected any new members to our Board since the 2013 annual meeting, however we are nominating two new board members, Dale Fox and Dr. Andrea Belz at this Meeting in order to add more independent directors to the Board.  Mr. Titterton, our Chairman of the Board, and Mr. Johnson, a non-employee director of the Board, recommended Mr. Fox and Dr. Belz as nominees for election to the Board. While the Board may also engage a professional search firm to assist in identifying qualified candidates, the Board did not engage any third party to identify or evaluate or assist in identifying or evaluating the Director Nominees.  We do not have a policy with regard to the consideration of director candidates recommended by stockholders.  Due to the size of our Company and Board, the Board does not believe that such a policy is necessary.

Depending on its level of familiarity with the candidates, the Board may choose to interview certain candidates that it believes may possess qualifications and expertise required for membership on the Board.  It may also gather such other information it deems appropriate to develop a well-rounded view of the candidate. Based on reports from those interviews or from Board members with personal knowledge and experience with a candidate, and on all other available information and relevant considerations, the Board will select and nominate candidates who, in its view, are most suited for membership on the Board.

Code of Ethics

We have adopted a formal code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. We will provide a copy of our code of ethics to any person without charge, upon request.  For a copy of our code of ethics write to Secretary, CopyTele, Inc., 900 Walt Whitman Road, Melville, NY 11747.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our directors, executive officers and ten percent stockholders to file initial reports of ownership and reports of changes in ownership of our Common Stock with the SEC.  Directors, executive officers and ten percent stockholders are also required to furnish us with copies of all Section 16(a) forms that they file. Based upon a review of these filings, we believe that all required Section 16(a) fillings were made on a timely basis during fiscal year 2013.

Transactions with Related Persons

As more fully disclosed under the heading "Selling Stockholders" in the Company's Registration Statement on Form S-1, Registration No. 333-188096, filed with the SEC on April 24, 2013, on January 25, 2013, we completed a private placement of $1,765,000 principal amount of 8% Convertible Debentures due 2015 and warrants to purchase 5,882,745 shares of Common Stock.  We had the option to pay any interest on the debentures in Common Stock based on the average of the closing prices of our Common Stock for the 10 trading days immediately preceding the interest payment date.  During June and July 2013, $325,000 principal amount of these debentures were converted into 2,166,775 shares of Common Stock.  During 2014, an aggregate of $1,240,000 principal amount of these debentures were converted into 8,267,080 shares of Common Stock.  The principal amount outstanding of these debentures of $200,000 was paid in full during April 2014. Robert A. Berman, the Company's President, Chief Executive Officer and a director, Dr. Amit Kumar, a consultant and director of the Company, and Bruce Johnson, a director of the Company, purchased $50,000, $100,000, and $100,000, respectively, of securities in this offering. Mr. Berman, Dr. Kumar and Mr. Johnson received 333,350 shares, 666,700 shares and 666,700 shares, respectively, upon conversion of the debentures and 21,495 shares, 42,991 shares and 42,991 shares, respectively, in payment of interest on the debentures.  Jeffery Titterton and Christopher Titterton, the adult sons of Lewis H. Titterton, Jr. our Chairman of the Board, purchased $25,000 and $25,000, respectively, of securities in this offering.  Jeffery Titterton and Christopher Titterton have received 166,675 shares and 166,675 shares, respectively, upon conversion of the debentures and 10,748 shares and 8,451 shares, respectively, in payment of interest on the debentures.

As more fully described in "Executive Compensation - Employment and Consulting Agreements," on September 19, 2012, we entered into employment or consulting agreements with each of Robert A. Berman, the Company's President, Chief Executive Officer and a director, Dr. Amit Kumar, a consultant and director of the Company, and John Roop, the Company's Senior Vice President of Engineering and concurrently issued to them options to purchase 16,000,000, 16,000,000 and 8,000,000 shares of the Company's Common Stock, respectively.

Related Person Transaction Approval Policy

While we have no written policy regarding approval of transactions between us and a related person, our Board, as matter of appropriate corporate governance, reviews and approves all such transactions, to the extent required by applicable rules and regulations.  Generally, management would present to the Board for approval at the next regularly scheduled Board meeting any related person transactions proposed to be entered into by us.  The Board may approve the transaction if it is deemed to be in the best interests of our stockholders and the Company.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation Discussion and Analysis

                The following discusses our executive compensation philosophy, decisions and practices for fiscal year 2013.  As a small company with only 7 employees and a small management team, we have implemented a simple and modest compensation structure based on our overall goal to ensure that the total compensation paid to our executives is fair, reasonable and competitive.Our Board deems such a simple, less formula-based compensation structure advisable and consistent with the Company's overall compensation objectives and philosophies.  Accordingly, the method of compensation decision-making actually employed by the Company does not lend itself to extensive analytical and quantitative analysis, but rather is based on the business judgment of the Company's Chief Executive Officer and our Board, as described in more detail below.

Philosophy and Objectives

Our philosophy towards executive compensation is to create both short-term and long-term incentives based on the following principles:

•         Total compensation opportunities should be competitive. We believe that our overall compensation program should be competitive so that we can attract, motivate and retain highly qualified executives.

•         Total compensation should be related to our performance.  We believe that our executives' total compensation should be linked to achieving specified financial objectives which we believe will create stockholder value.

•         Total compensation should be related to executive performance. We believe that our executives' total compensation should reward individual performance achievements and encourage individual contributions to achieve better performance.

•         Equity awards help executives think like stockholders.  We believe that our executives' total compensation should have an equity component because stock based equity awards help reinforce the executives' long-term interest in our overall performance and thereby align the interests of the executive with the interests of our stockholders.

Role of our Board of Directors

Our Board is primarily responsible for determining executive compensation and employee benefit plans for fiscal year 2013.  Our Board evaluates the performance of our Chief Executive Officer directly.  The Chief Executive Officer is not present during the Board deliberations as to his compensation.

With respect to senior management other than the Chief Executive Officer, Mr. Berman, our current Chief Executive Officer, participates in the decision-making by making recommendations to the Board. After informal discussion regarding such recommendations, the Board votes on any recommended compensation changes.  Our Board does not utilize any particular formula in determining any compensation changes but instead exercises its business judgment in view of our overall compensation philosophy and objectives.

Elements of Executive Compensation

Our executive compensation consists primarily of two elements: (1) base salary and (2) stock options under our stock equity incentive plans and, when appropriate, (3) performance based bonus.  Our Board does not follow a specific set of guidelines or formulas in determining the amount and mix of compensation elements.  We seek to reward shorter-term performance through base salary and, when appropriate, performance based bonus and longer-term performance through stock options granted under our stock equity incentive plans.

           Base Salary

In setting salaries for fiscal year 2013, the Board considered several factors to help evaluate the reasonableness and competitiveness of the Company's base salaries. The Board initially determines base salary for each executive based on the executive's salary for the prior fiscal year.  In light of our transition to a company whose primary business is Patent Monetization and Patent Assertion, in considering the base salary for our new management team, we considered (a) the executive's role in such transition, (b) his level of job responsibilities, (c) the executive's experience and tenure with other companies in that business, (d) the executive's performance in helping in the (x)  monetization and assertion of the Company's existing patent portfolios, and (y) acquisition of patents and patent enforcement rights from third parties.  The Board gives no specific weight to any of the above factors so it is not possible to provide a complete qualitative and quantitative discussion linking the Company's compensation objectives and policies with the actual salaries paid to our executives.

Because the market for talented executives is extremely competitive, the Board also considers, from time to time, the form and amount of compensation paid to executives of other companies, compiled from publicly available information.  While the Company takes into account competitive market data, it does not target a specific benchmark for compensation from the other companies whose compensation it reviews. To maintain flexibility, the Company also does not target base salary at any particular percent of total compensation.  While the Board can engage compensation consultants to assist with this task, the Board did not retain any third party consultants or engaged in any formal comparison of compensation of the Company to compensation at other companies during fiscal year 2013.  Individual base salaries are reviewed annually.

Equity Based Incentives

Our use of equity compensation is driven by our goal of aligning the long-term interests of our executives with our overall performance and the interests of our stockholders. The Board believes it is important to provide our senior management with stock-based incentive compensation that increases in value in direct correlation with improvement in the performance of our Common Stock. The fundamental philosophy is to link the amount of compensation for an executive to his or her contribution to the Company's success in achieving financial and other objectives.  Equity incentives are not set at any particular percentage of total compensation.

In general, we grant stock options under stock equity incentive plans to directors, officers, and other employees upon commencement of their employment with us and periodically thereafter.We generally grant stock options at regularly scheduled Board meetings.  The option awards are granted at an exercise price equal to the closing price of Common Stock on the grant date (the date the grant is approved.)  Options for directors and officers generally vest on the date of grant or after a period ranging from 6 months to 3 years following the grant date, provided the directors or officers remain employed on the vesting date, so that such compensation is at risk of forfeiture based on the directors or officers' continued service with us.

As with other elements of executive compensation, the determination of stock options granted were not based on complex or extensive quantitative or qualitative factors that lend themselves to substantive disclosure.  Instead, the awards granted in fiscal year 2013 were based primarily on the business judgment of the Board.

The stock equity incentive plans also provide for the award of restricted stock, although such awards have not been used in any material respect. No restricted stock was awarded during fiscal year 2013. However, the Company may issue restricted stock in the future.

            Shareholder Advisory Vote

At the Company's 2013 annual meeting, the stockholders approved, on a non-binding advisory basis, the compensation of the Company's named executive officers and further approved, on a non-binding advisory basis, that such advisory vote to approve the compensation of the Company's named executive officers should occur every three years.

Other Benefits

We provide our executives with customary, broad-based benefits that are provided to all employees, including medical insurance, life, and disability insurance.  We also provide our executives with certain perquisites which are not a significant element of executive compensation.

Policy on Ownership of Stock and Options

We do not have any policy regarding levels of equity ownership (stock or options) by our executive officers or directors.

Policy on Deductibility of Compensation

Section 162(m) of the Internal Revenue Code limits the deductibility of compensation in excess of $1 million paid to certain executive officers named in the proxy statement, unless certain requirements are met.  To maintain flexibility in compensating executive officers in a manner designed to aid in retention and promote varying corporate performance objectives, the Board has not adopted a policy of meeting the Section 162(m) requirements.

Compensation Committee Interlocks and Insider Participation

The Board is primarily responsible for overseeing our compensation and employee benefit plans and practices.  We do not have a compensation committee or other Board committee that performs equivalent functions.  During the last fiscal year, no officer or employee of the Company (other than officers who are also directors of the Company), nor any former officer of the Company, participated in deliberations of the Company's Board concerning executive compensation.

Executive Compensation

The following table sets forth certain information for fiscal year ended October 31, 2013, with respect to compensation awarded to, earned by or paid to our current Chief Executive Officer, our former interim Chief Executive Officer, our former Chief Executive Officer, our Chief Financial Officer and Senior Vice President of Engineering (the "Named Executive Officers"). No other executive officer received total compensation in excess of $100,000 during fiscal year 2013.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($) (2)	All Other Compensation ($) (3)	Total Compensation ($)
Robert A. Berman (1) Chief Executive Officer and Director	2013 2012	$290,000 $ 32,223	$ 50,000 $ -	$ - $2,882,667	$ - $ -	$ 340,000 $2,914,890
Henry P. Herms Chief Financial Officer, Vice President- Finance and Director	2013 2012 2011	$150,000 $150,000 $129,167	$ - $ - $ 12,500	$ - $ 69,219 $ 29,893	$ 16,665 $ 15,033 $ 18,508	$ 166,665 $ 234,252 $ 190,068
John Roop (1) Senior Vice President of Engineering	2013 2012	$225,000 $ 25,000	$ 50,000 $ -	$ - $1,441,333	$ - $ -	$ 275,000 $1,466,333

(1)   A portion of Robert A. Berman's and John Roop's salary and bonus, which has been earned and accrued, has been deferred.

(2)   Amounts in the Option Awards column represent the aggregate grant date fair value of stock option awards made during the fiscal years ended October 31, 2013, 2012 and 2011 for each Named Executive Officer in accordance with Accounting Standards Codification ("ASC") 718 and also reflects the repricing of certain options on September 5, 2012. A discussion of assumptions used in valuation of option awards may be found in Note 2 to our Consolidated Financial Statements for fiscal year ended October 31, 2013 in our Annual Report on Form 10-K.

(3)   Amounts in the All Other Compensation column reflect, for each Named Executive Officer, the sum of the incremental cost to us of all perquisites and personal benefits, which consisted solely of auto allowance and related expenses for fiscal years ended October 31, 2013, 2012 and 2011.

Employment and Consulting Agreements

Employment Agreement with Robert Berman

On September 19, 2012, the Company entered into an Employment Agreement with Mr. Berman (the "Berman Agreement") to serve as President and Chief Executive Officer of the Company.  Pursuant to the Berman Agreement, Mr. Berman was to receive an annual base salary of $290,000, provided, however that payment of his salary was to be deferred until the Cash Milestone (as described below) was achieved. In February 2013, the Board elected to commence paying Mr. Berman his salary effective February 1, 2013, but his deferred salary, which has been earned and accrued, has not yet been paid.  In August 2013, the Cash Milestone was achieved.

In addition to his base salary, Mr. Berman was entitled to a cash bonus of $50,000, if the Company generates aggregate cash payments in excess of a specified amount (the "Cash Milestone") prior to September 19, 2013.  The Cash Milestone bonus, which has been earned and accrued, has not yet been paid.  Mr. Berman was also entitled to two additional cash bonuses of $50,000 if the average trading price of the Company's Common Stock exceeds two separate price targets (the "Stock Price Targets") prior to September 19, 2013, which Stock Price Targets were not achieved prior to September 19, 2013.

The Company also granted Mr. Berman options to purchase 16,000,000 shares of the Company's Common Stock, with an exercise price equal $0.2175 (the average of the high and the low sales price of the Common Stock on the trading day immediately preceding the approval of such options by the Board). Half of the options vest in 36 equal monthly installments commencing on October 31, 2012, provided that if the Berman Agreement is terminated or constructively terminated by the Company without cause (as defined below), an additional 12 months of vesting will be accelerated and such accelerated options will become immediately exercisable. The balance of the options vest in three equal installments upon achievement of the Cash Milestone (which Cash Milestone has been achieved) and the Stock Price Targets (without regard to the 12 month period). The vesting conditions of the Stock Price Target options have been amended as described below. The options otherwise have the same terms and conditions as options granted under the Company's 2010 Share Incentive Plan (as defined below).

If Mr. Berman's employment is terminated by the Company or he terminates his employment for any reason or no reason, the Company shall be obligated to pay to Mr. Berman only any earned compensation and/or bonus due under the Berman Agreement, any unpaid reasonable and necessary expenses, and any accrued and unpaid benefits due to him in accordance with the terms and conditions of the Company's benefit plans and policies including any accrued but unpaid vacation up to the cap of 20 days through the date of termination.  All such payments shall be made in a lump sum immediately following termination as required by law.

"Cause" means (i) commission of or entrance of a plea of guilty or nolo contendere to a felony; (ii) conviction for engaging or having engaged in fraud, breach of fiduciary duty, a crime of moral turpitude, dishonesty, or other acts of willful misconduct or gross negligence in connection with the business affairs of the Company or its affiliates; (iii) a conviction for theft, embezzlement, or other intentional misappropriation of funds by employee from the Company or its affiliates; (iv) a conviction in connection with the willful engaging by employee in conduct which is demonstrably and materially injurious to the Company or its affiliates, monetarily or otherwise.

Employment Agreement with John Roop

On September 19, 2012, the Company entered into an Employment Agreement with Mr. Roop (the "Roop Agreement") to serve as Senior Vice President of Engineering of the Company.  Pursuant to the Roop Agreement, Mr. Roop was to receive an annual base salary of $225,000, provided, however that payment of his salary was to be deferred until the Cash Milestone (as described below) was achieved.  In February 2013, the Board elected to commence paying Mr. Roop his salary effective February 1, 2013, but his deferred salary, which has been earned and accrued, has not yet been paid.  In August 2013, the Cash Milestone was achieved.

In addition to his base salary, Mr. Roop was entitled to a cash bonus of $50,000, if the Company generates aggregate cash payments in excess of a specified amount (the "Cash Milestone") prior to September 19, 2013.  The Cash Milestone bonus, which has been earned and accrued, has not yet been paid.  Mr. Roop was also entitled to two additional cash bonuses of $50,000 if the average trading price of the Company's Common Stock exceeds two separate price targets (the "Stock Price Targets") prior to September 19, 2013, which Stock Price Targets were not achieved prior to September 19, 2013.

The Company also granted Mr. Roop options to purchase 8,000,000 shares of the Company's Common Stock, with an exercise price equal $0.2175 (the average of the high and the low sales price of the Common Stock on the trading day immediately preceding the approval of such options by the Board).  Half of the options vest in 36 equal monthly installments commencing on October 31, 2012, provided that if the Roop Agreement is terminated or constructively terminated by the Company without cause (as defined below), an additional 12 months of vesting will be accelerated and such accelerated options will become immediately exercisable.  The balance of the options vest in three equal installments upon achievement of the Cash Milestone (which Cash Milestone has been achieved) and the Stock Price Targets (without regard to the 12 month period).  The vesting conditions of the Stock Price Target options have been amended as described below.  The options otherwise have the same terms and conditions as options granted under the Company's 2010 Share Incentive Plan (as defined below).

If Mr. Roop's employment is terminated by the Company or he terminates his employment for any reason or no reason, the Company shall be obligated to pay to Mr. Roop only any earned compensation and/or bonus due under the Roop Agreement, any unpaid reasonable and necessary expenses, and any accrued and unpaid benefits due to him in accordance with the terms and conditions of the Company's benefit plans and policies including any accrued but unpaid vacation up to the cap of 20 days through the date of termination.  All such payments shall be made in a lump sum immediately following termination as required by law.

"Cause" means (i) commission of or entrance of a plea of guilty or nolo contendere to a felony; (ii) conviction for engaging or having engaged in fraud, breach of fiduciary duty, a crime of moral turpitude, dishonesty, or other acts of willful misconduct or gross negligence in connection with the business affairs of the Company or its affiliates; (iii) a conviction for theft, embezzlement, or other intentional misappropriation of funds by employee from the Company or its affiliates; (iv) a conviction in connection with the willful engaging by employee in conduct which is demonstrably and materially injurious to the Company or its affiliates, monetarily or otherwise.

Amendment to Employment, Consulting and Stock Option Agreements

Robert A. Berman's and John Roop's employment agreements include the grant of certain stock options.  On November 8, 2013, in light of the cost and expense of valuing the unvested portion of the options on a quarterly basis for financial reporting purposes, the Board approved an amendment to the Stock Price Target stock options awarded on September 19, 2012 (the "Option Awards") to Messrs. Berman and Roop.  The amendment modifies the Option Awards' vesting conditions to provide that the unvested portion of the stock options will vest in 23 consecutive monthly installments, commencing on November 30, 2013 through September 30, 2015.  Prior to the amendment, the Option Awards had provided that the stock options would vest if certain milestone targets were met.  All the other terms and conditions of the Option Awards remain unchanged.

Stock Options

The following table sets forth certain information with respect to unexercised stock options held by the Named Executive Officers outstanding on October 31, 2013:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE
Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Un -Exercisable	Option Exercise Price ($)	Option Expiration Date
Robert A. Berman	2,888,894(1) 2,666,667(2) –	5,111,106(1) 5,333,333(3)	$0.2175 $0.2175 $0.2175	9/19/2022 9/19/2022 9/19/2022
Henry P. Herms	5,000 45,000 70,000 100,000 100,000 50,000 50,000 75,000 100,000 100,000 108,341(4)	191,659(4)	$0.145 $0.810 $0.145 $0.650 $0.520 $0.145 $0.700 $0.145 $0.145 $0.370 $0.235	5/10/2014 5/10/2014 10/25/2014 2/17/2015 10/30/2015 5/31/2016 11/20/2016 11/11/2017 10/7/2019 6/01/2021 9/19/2022
John Roop	1,444,447(5) 1,333,334(6) –	2,555,553(5) 2,666,666(7)	$0.2175 $0.2175 $0.2175	9/19/2022 9/19/2022 9/19/2022

(1)        Options vest and became exercisable in 36 consecutive monthly installments, beginning October 31, 2012 and continuing through September 30, 2015.

(2)        Options vested upon achievement of the Cash Milestone.

(3)        Options were to vest in two equal installments upon achievement of the Stock Price Targets.  On November 8, 2013, the vesting conditions were modified by the Board to provide that the unvested portion of the stock options will vest in 23 consecutive monthly installments, commencing on November 30, 2013 through September 30, 2015.

(4)        Options vest and became exercisable in 36 consecutive monthly installments, beginning October 31, 2012 and continuing through September 30, 2015.

(5)        Options vest and became exercisable in 36 consecutive monthly installments, beginning October 31, 2012 and continuing through September 30, 2015.

(6)        Options vested upon achievement of the Cash Milestone.

(7)        Options were to vest in two equal installments upon achievement of the Stock Price Targets.  On November 8, 2013, the vesting conditions were modified by the Board to provide that the unvested portion of the stock options will vest in 23 consecutive monthly installments, commencing on November 30, 2013 through September 30, 2015.

There were no grants of stock options to the Named Executive Officers during fiscal year 2013.

There were no stock options exercised during fiscal year 2013 by Named Executive Officers.

Potential Payments upon Termination or Change in Control

Robert A. Berman

As more fully described in "Employment Agreement with Robert Berman," if Mr. Berman is terminated without cause, an additional 12 months of vesting of his options will be accelerated and such accelerated options will become immediately exercisable.  The intrinsic value of such options would be $-0-, which was calculated by multiplying (a) 2,666,664 options (being the number of options granted to him on September 19, 2012 that would be accelerated) (b) an amount equal to the excess of the (x) our closing share price on October 31, 2013 of $0.195 and (y) the options' exercise price of $0.2175 per share.

In addition to the acceleration of the options, if Mr. Berman's employment is terminated by the Company or he terminates his employment for any reason or no reason, the Company shall be obligated to pay to Mr. Berman only any earned compensation and/or bonus due under the Berman Agreement, any unpaid reasonable and necessary expenses, and any accrued and unpaid benefits due to him in accordance with the terms and conditions of the Company's benefit plans and policies including any accrued but unpaid vacation up to the cap of 20 days through the date of termination (which accrued and unpaid benefits would have a maximum value of $23,077).

John Roop

As more fully described in "Employment Agreement with John Roop," if Mr. Roop is terminated without cause, an additional 12 months of vesting of his options will be accelerated and such accelerated options will become immediately exercisable.  The intrinsic value of such options would be $-0-, which was calculated by multiplying (a) 1,333,332 options (being the number of options granted to him on September 19, 2012 that would be accelerated options by (b) an amount equal to the excess of the (x) our closing share price on October 31, 2013 of $0.195 and (y) the options' exercise price of $0.2175 per share.

In addition to the acceleration of the options, if Mr. Roop's employment is terminated by the Company or he terminates his employment for any reason or no reason, the Company shall be obligated to pay to Mr. Roop only any earned compensation and/or bonus due under the Roop Agreement, any unpaid reasonable and necessary expenses, and any accrued and unpaid benefits due to him in accordance with the terms and conditions of the Company's benefit plans and policies including any accrued but unpaid vacation up to the cap of 20 days through the date of termination (which accrued and unpaid benefits would have a maximum value of $ 17,654)

            Henry P. Herms

            Mr. Herms' outstanding unvested stock option awards granted under the 2010 Share Incentive Plan would immediately vest and become exercisable upon a change in control as defined below.  The intrinsic value of Mr. Herms' outstanding options would be $-0-, which was calculated by multiplying (a) 191,659 options (being the unvested portion of options granted to him on September 19, 2012 that he held on October 31, 2013) by (b) an amount equal to the excess of the (x) our closing share price on October 31, 2013 of $0.195 and (y) the options' exercise price of $0.235 per share.

Under the 2010 Share Incentive Plan, "change in control" means:

•         Change in Ownership: A change in ownership of the Company occurs on the date that any one person, or more than one person acting as a group, acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company, excluding the acquisition of additional stock by a person or more than one person acting as a group who is considered to own more than 50% of the total fair market value or total voting power of the stock of the Company.

•         Change in Effective Control: A change in effective control of the Company occurs on the date that either:

o   Any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 30% or more of the total voting power of the stock of the Company; or

o   A majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board before the date of the appointment or election; provided, that this paragraph will apply only to the Company if no other corporation is a majority shareholder.

•         Change in Ownership of Substantial Assets: A change in the ownership of a substantial portion of the Company's assets occurs on the date that any one person, or more than one person acting as a group, acquires (or has acquired  during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of the assets of the Company immediately before such acquisition or acquisitions. For this purpose, "gross fair market value" means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

It is the intent that this definition be construed consistent with the definition of "Change of Control" as defined under Code Section 409A and the applicable treasury regulations, as amended from time to time.

Director's Compensation

There is no present arrangement for cash compensation of directors for services in that capacity.  Under the CopyTele, Inc. 2010 Share Incentive Plan (the "2010 Share Incentive Plan"), each non-employee director was entitled to receive nonqualified stock options to purchase 60,000 shares of Common Stock upon their election to the Board and 60,000 shares of Common Stock at the time of each annual meeting of our stockholders at which they are elected to the Board.  Accordingly, each of Messrs. Lewis H. Titterton Jr., Bruce F. Johnson and Kent B. Williams received such an award upon re-election to our Board at our 2012 annual meeting of stockholders on November 30, 2012.  In addition, the Board awarded Mr. Williams an option to purchase 1,000,000 shares of Common Stock on November 30, 2012 in recognition of his efforts to identify and bring on the new management team and on February 15, 2013, the Board approved a grant to Mr. Titterton Jr. of a stock option to purchase 1,000,000 shares of Company Common Stock in compensation for his service as Chairman of the Board.

On March 28, 2013, the Board approved an increase in the annual stock option grant to non-employee directors and granted Messrs. Titterton Jr., Johnson and Williams non-qualified stock options to purchase 400,000, 300,000 and 300,000 shares of our Common Stock, respectively. These stock options (i) vested in four equal installments on March 31, 2013, June 30, 2013, September 30, 2013 and December 31, 2013, (ii) will terminate on December 31, 2022 and (iii) have an exercise price of $0.195.

Consistent with the non-employee director compensation approved on March 28, 2013 for calendar year 2013, on November 8, 2013, the Board approved an amendment to the 2010 Share Incentive Plan to provide that on January 1st of each year commencing on January 1, 2014, each non-employee director (a "Director Participant") of the Company at that time shall automatically be granted a 10 year nonqualified stock option to purchase 300,000 shares of Common Stock (or 400,000 in the case of the Chairman of the Board to the extent he qualifies as a Director Participant), with an exercise price equal to the closing price on the date of grant, that will vest in four equal quarterly installments in the year of grant.  In addition, each person who is a Director Participant and joins the Board after January 1 of any year, shall be granted on the date such person joins the Board, a nonqualified stock option to purchase 300,000 shares of Common Stock (or 400,000 in the case of the Chairman of the Board) pro-rated based upon the number of calendar quarters remaining in the calendar year in which such person joins the Board (rounded up for partial quarters).

Our employee directors, Robert A. Berman and Henry P. Herms, did not receive any additional compensation for services provided as a director during fiscal year 2013.  The following table sets forth compensation of Messrs. Titterton, Johnson and Williams, our non-employee directors for fiscal year 2013:

DIRECTORS COMPENSATION
Name	Option Awards ($) (1)	Bonus ($)	All Other Compensation ($)
Lewis H. Titterton Jr.	$268,572	-	-
Bruce F. Johnson	$ 56,562	-	-
Kent B. Williams	$230,562	-	-

(1)   Amounts in the Option Awards column represent the aggregate grant date fair value of stock option awards made during the fiscal year ended October 31, 2013, in accordance with ASC 718. A discussion of assumptions used in valuation of option awards may be found in Note 2 to our Consolidated Financial Statements for fiscal year ended October 31, 2013 included in our Annual Report on Form 10-K. At October 31, 2013, Messrs.Titterton Jr., Johnson and Williams held unexercised stock options to purchase 2,210,000, 420,000 and 2,170,000 shares respectively, of our Common Stock.

PROPOSAL 2
RATIFICATION OF THE APPOINTMENT OF THE
COMPANY'S INDEPENDENT AUDITORS FOR FISCAL 2014

Introduction

On May 28, 2014, the Board appointed the firm of Haskell & White LLP to serve as the Company's independent auditors for our fiscal year ending October 31, 2014. Stockholders will be asked to ratify Board's appointment of the Auditor to serve as our independent auditors. The Board is directly responsible for appointing the Company's independent registered public accounting firm. The Board is not bound by the outcome of this vote but will consider these voting results when selecting the Company's independent auditor for fiscal year 2015.

The Auditor has been our auditor since May 6, 2013. Prior to their appointment as the Auditor, KPMG LLP ("KPMG") served as the Company's independent registered public accounting firm. KPMG served as the Company's auditor for the fiscal years ended October 31, 2012 and 2011 until KPMG was dismissed by the Board. During the years ended October 31, 2012 and 2011 and through the subsequent interim period to May 6, 2013, there were no (1) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports, and (2) reportable events. KPMG's audit reports on the Company's consolidated financial statements as of and for the years ended October 31, 2012 and 2011 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that KPMG's report on the consolidated financial statements of the Company as of and for the years ended October 31, 2012 and 2011 contained a separate paragraph stating that the Company has suffered recurring losses from operations, has negative working capital, and has a shareholders' deficiency that raise substantial doubt about its ability to continue as a going concern.

During the years ended October 31, 2012 and 2011 and through the date hereof, neither the Company nor anyone acting on its behalf has consulted the Auditor with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that the Auditor concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or a reportable event (each as defined in Item 304(a)(1)(iv) and (v) of Regulation S-K.

Neither a representative of the Auditor nor a representative from KPMG is expected to be present at the Meeting.

Fees

Audit Fees. The aggregate fees billed by the Auditor for professional services rendered for the audit of our annual financial statements during the years ended October 31, 2013 and 2012 and review of the financial information included in our Forms 10-Q for the respective periods amounted to $109,330 and $0, respectively. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees. The aggregate fees billed by the Auditor for audit-related services rendered during the year ended October 31, 2013 were $109,330.  The aggregate fees billed by KPMG for audit-related services rendered during the years ended October 31, 2013 and 2012 were $291,000 and $270,000, respectively.

Tax Fees. The aggregate fees billed by the Auditor for professional services rendered for tax compliance during the year ended October 31, 2013 were $0. The aggregate fees billed by KPMG for professional services rendered for tax compliance during the years ended October 31, 2013 and 2012 were $0 and $0, respectively.

All Other Fees. The aggregate fees billed by the Auditor for all other fees, including Auditors review and consent on registration statements filed with the SEC as well as other relevant services, during the year ended October 31, 2013 were $0. The aggregate fees billed by KPMG for all other fees, including KPMG's review and consent on registration statements filed with the SEC as well as other relevant services during the years ended October 31, 2013 and 2012 were $79,000 and $0, respectively. The KPMG fees during fiscal year 2013 represent fees for services rendered in connection with our registration statement on Form S-1.

Our Board has determined that the services provided by the Auditor are compatible with maintaining the independence of the Auditor as our independent registered public accounting firm.

The Board has established pre-approval policies and procedures pursuant to which the Board approved the foregoing audit, tax and non-audit services provided by the Auditor in 2013. Consistent with the Audit Committee's responsibility for engaging our independent auditors, all audit and permitted non-audit services require pre-approval by the full Board. Fee estimates for these services are approved by the Chairman of the Board based on information provided by our management.

Required Vote

Ratification of the appointment by the Board of the Auditor as the Company's independent registered public accounting firm for the fiscal year ending October 31, 2014 requires the affirmative vote of a majority of the shares of Common Stock voted in person or by proxy at this Meeting.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT BY THE BOARD OF HASKELL & WHITE LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING OCTOBER 31, 2014.

PROPOSAL 3
Reverse stock split proposal

Introduction

On May 28, 2014, at a meeting of our Board, the Board acted unanimously to adopt the Reverse Split Amendment to Article FOURTH of our Certificate of Incorporation effecting a Reverse Split of our Common Stock at a ratio of between one-for-two and one-for-twenty five with such ratio to be determined at the sole discretion of the Board and with such Reverse Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion. The Board is now asking you to approve this Reverse Split Amendment.

Effecting the Reverse Split requires that Article FOURTH of our Certificate of Incorporation be amended to include a reference to the Reverse Split. The additional text added to Article FOURTH is attached as Annex A to this Proxy Statement. If approved, the Reverse Split Amendment will be effective upon the filing of such amendment to the Certificate of Incorporation in the form attached as Annex A with the Secretary of State of Delaware with such filing to occur, if at all, at the sole discretion of the Board.

If the Board determines to effect the Reverse Split, the intent is to increase the stock price of our Common Stock, which is currently trading on the OTCQB, to a level sufficiently above the minimum bid price requirement that is required for initial listing on the Exchanges such that the Board, at its sole discretion, may apply for initial listing on either of the Exchanges. Upon determination by the Board that it will pursue initial listing on either Exchange and the stock price of our Common Stock is trading below such minimum bid price requirement, the Board will file the Reverse Split Amendment with the Secretary of State of Delaware.

One principal effect of the Reverse Split would be to decrease the number of outstanding shares of our Common Stock. Except for de minimus adjustments that may result from the treatment of fractional shares as described below, the Reverse Split will not have any dilutive effect on our stockholders since each stockholder would hold the same percentage of our Common Stock outstanding immediately following the Reverse Split as such stockholder held immediately prior to the Reverse Split. The relative voting and other rights that accompany the shares of Common Stock would not be affected by the Reverse Split. The table below sets forth the number of shares of our Common Stock outstanding before and after the Reverse Split based on 220,357,190 shares of Common Stock outstanding as of the Record Date.

	Prior to the Reverse Split	Assuming a one-for- two Reverse Split	Assuming a one-for- five Reverse Split	Assuming a one-for- ten Reverse Split	Assuming a one-for- fifteen Reverse Split	Assuming a one-for- twenty Reverse Split	Assuming a one-for- twenty five Reverse Split
Aggregate Number of Shares of Common Stock	220,357,190	110,178,595	44,071,438	22,035,719	14,690,479	11,017,860	8,814,288

Although the Reverse Split will not have any dilutive effect on our stockholders, the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance will decrease because the Reverse Split does not change the current authorized number of shares of Common Stock (600,000,000 shares). The remaining authorized shares may be used for various purposes, including, without limitation, raising capital, providing equity incentives to employees, officers or directors, effecting stock dividends, establishing strategic relationships with other companies and expanding our business through the acquisition of other businesses or products. We do not currently have any plans, proposals or arrangements to issue any of the newly available authorized shares that result from the Reverse Split for any purposes. In order to support our projected need for additional equity capital and to provide flexibility to raise the capital as necessary, our Board believes the number of shares of Common Stock should be maintained at 600,000,000 shares.

The Reverse Split is not part of a broader plan to take us private.

Reasons for the Reverse Split

The Board of Director's primary objective in proposing the Reverse Split is to enable the Board, if necessary or if the Board otherwise desires, to raise the per share trading price of our Common Stock, which is currently trading only on the OTCQB, to allow for a listing of our Common Stock on one of the Exchanges. Upon receiving stockholder approval, the Board may, at its own discretion, file the Reverse Split Amendment with the Secretary of State of Delaware. Thereafter, the Board may, at its sole discretion, begin the initial listing application process on either Exchange.

Our Board has determined that by increasing the market price per share of our Common Stock, we would meet the stock price element of the initial listing requirements of each of the Exchanges and our Common Stock could be initially listed on one of the Exchanges. Our Board concluded that the liquidity and marketability of our Common Stock may be adversely affected if it is not quoted on a national securities exchange as investors can find it more difficult to dispose of, or to obtain accurate quotations as to the market value of, our Common Stock. Our Board believes that current and prospective investors may view an investment in our Common Stock more favorably if our Common Stock is quoted on one of the Exchanges.

Our Board also has confidence that the Reverse Split and any resulting increase in the per share price of our Common Stock should enhance the acceptability and marketability of our Common Stock to the financial community and investing public. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential buyers of our Common Stock, although we have not been told by them that is the reason for not investing in our Common Stock. Additionally, analysts at many brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. Brokerage houses frequently have internal practices and policies that discourage individual brokers from dealing in lower-priced stocks. Further, because brokers' commissions on lower-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in lower-priced stocks pay transaction costs which are a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase our Common Stock.

We cannot assure you that the Board will ultimately determine to effect the Reverse Split or if effected, that the Reverse Split will have any of the desired effects described above. More specifically, we cannot assure you that after the Reverse Split the market price of our Common Stock will increase proportionately to reflect the ratio for the Reverse Split, that the market price of our Common Stock will not decrease to its pre-split level, that our market capitalization will be equal to the market capitalization before the Reverse Split, or that we will be initially listed on one of the Exchanges, or once initially listed, that we will be able to maintain such listing.

Requirements for Listing on Exchanges

In order to initially list our Common Stock on either of the Exchanges, among other requirements which have or will all be satisfied, our Common Stock must maintain a minimum bid price of at least $3.00 (or at least $2.00 if certain listing standards are met). Our Board has considered the potential advantages to us if our Common Stock is listed on one of the Exchanges and has concluded that even though the desired effects cannot be assured, it is in the best interests of our Company and our stockholders to effect the Reverse Split to help attain a $3.00 (or $2.00 if certain listing standards are met) bid price and ensure compliance with the listing requirements of the Exchanges.

Potential Disadvantages of the Reverse Split

As noted above, the principal purpose of the Reverse Split would be to help increase the per share market price of our Common Stock by up to a factor of twenty five. We cannot assure you, however, that the Reverse Split will accomplish this objective for any meaningful period of time. While we expect that the reduction in the number of outstanding shares of Common Stock will increase the market price of our Common Stock, we cannot assure you that the Reverse Split will increase the market price of our Common Stock by an equivalent multiple, or result in any permanent increase in the market price of our Common Stock. The price of our Common Stock is dependent upon many factors, including our business and financial performance, general market conditions and prospects for future success. If the per share market price does not increase proportionately as a result of the Reverse Split, then the value of our Company as measured by our stock capitalization will be reduced, perhaps significantly.

The number of shares held by each individual stockholder would be reduced if the Reverse Split is implemented. This will increase the number of stockholders who hold less than a "round lot," or 100 shares. This has two disadvantages. First, each of the Exchanges requires that we have a certain number of round lot stockholders to be initially listed (the Nasdaq Marketplace Rules require that we have 300 round lot stockholders and the NYSE MKT LLC requires that we have 400 round lot stockholders). Second, the transaction costs to stockholders selling "odd lots" are typically higher on a per share basis. Consequently, the Reverse Split could increase the transaction costs to existing stockholders in the event they wish to sell all or a portion of their position.

Although our Board believes that the decrease in the number of shares of our Common Stock outstanding as a consequence of the Reverse Split and the anticipated increase in the market price of our Common Stock could encourage interest in our Common Stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Split.

Effecting the Reverse Split

Upon receipt of stockholder approval for the Reverse Split Amendment, if our Board concludes that it is in the best interests of our Company and our stockholders to effect the Reverse Split, the Reverse Split Amendment will be filed with the Secretary of State of Delaware. The actual timing of the filing of the Reverse Split Amendment with the Secretary of State of Delaware to effect the Reverse Split will be determined by our Board. In addition, if for any reason our Board deems it advisable to do so, the Reverse Split may be abandoned at any time prior to the filing of the Reverse Split Amendment, without further action by our stockholders. In addition, our Board may deem it advisable to effect the Reverse Split even if the price of our Common Stock is above $3.00 at the time the Reverse Split is to be effected. The Reverse Split will be effective as of the date of filing with the Secretary of State of Delaware (the "Effective Time").

Upon the filing of the Reverse Split Amendment, without further action on our part or our stockholders, the outstanding shares of Common Stock held by stockholders of record as of the Effective Time would be converted into a lesser number of shares of Common Stock based on a Reverse Split ratio as determined by the Board. For example, if you presently hold 1,500 shares of our Common Stock, you would hold 750 shares of our Common Stock following the Reverse Split if the ratio is one-for-two or you would hold 60 shares of our Common Stock if the ratio is one-for-twenty five.

Effect on Outstanding Shares, Options and Certain Other Securities

If the Reverse Split is implemented, the number of shares our Common Stock owned by each stockholder will be reduced in the same proportion as the reduction in the total number of shares outstanding, such that the percentage of our Common Stock owned by each stockholder will remain unchanged except for any de minimus change resulting from rounding up to the nearest number of whole shares so that we are not obligated to issue cash in lieu of any fractional shares that such stockholder would have received as a result of the Reverse Split. The number of shares of our Common Stock that may be purchased upon exercise of outstanding options or other securities convertible into, or exercisable or exchangeable for, shares of our Common Stock, and the exercise or conversion prices for these securities, will also be ratably adjusted in accordance with their terms as of the Effective Time.

	Prior to the Reverse Split	Assuming a one-for- two Reverse Split	Assuming a one-for- five Reverse Split	Assuming a one-for- ten Reverse Split	Assuming a one-for- fifteen Reverse Split	Assuming a one-for- twenty Reverse Split	Assuming a one-for- twenty five Reverse Split
Warrants	18,628,281	9,314,141	3,725,656	1,862,829	1,241,885	931,414	745,131
Plan Options	26,827,845	13,413,923	5,365,569	2,682,785	1,788,523	1,341,392	1,073,114
Non-Plan Options	44,500,000	22,250,000	8,900,000	4,450,000	2,966,667	2,225,000	1,780,000
Convertible Debentures	18,498,943	9,249,472	3,699,789	1,849,895	1,233,263	924,947	739,958

Effect on Registration and Stock Trading

Our Common Stock is currently registered under the Securities Act of 1933, as amended, and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Split will not affect the registration of our Common Stock.

If the proposed Reverse Split is implemented and our application for initial listing is otherwise accepted on either of the Exchanges, we will request that our Common Stock be initially listed under the symbol "COPY," however we cannot guarantee that the Exchanges will permit our use of "COPY." If "COPY" is not available to us, we will announce our new symbol as soon as practicable.

Fractional Shares; Exchange of Stock Certificates

Our Board does not currently intend to issue fractional shares in connection with the Reverse Split. Therefore, we do not expect to issue certificates representing fractional shares. In lieu of any fractional shares, we will issue to stockholders of record who would otherwise hold a fractional share because the number of shares of Common Stock they hold before the Reverse Split is not evenly divisible by the Reverse Split ratio that number of shares of Common Stock as rounded up to the nearest whole share. For example, if a stockholder holds 150.25 shares of Common Stock following the Reverse Split, that stockholder will receive certificate representing 151 shares of Common Stock. No stockholders will receive cash in lieu of fractional shares.

As of the Record Date, we had 1,151 holders of record of our Common Stock (although we have significantly more beneficial holders). We do not expect the Reverse Split and the rounding up of fractional shares to whole shares to result in a significant reduction in the number of record holders. We presently do not intend to seek any change in our status as a reporting company for federal securities law purposes, either before or after the Reverse Split.

            On or after the Effective Time, we will mail a letter of transmittal to each stockholder. Each stockholder will be able to obtain a certificate evidencing his, her or its post-Reverse Split shares only by sending the exchange agent (who will be the Company's transfer agent) the stockholder's old stock certificate(s), together with the properly executed and completed letter of transmittal and such evidence of ownership of the shares as we may require. Stockholders will not receive certificates for post-Reverse Split shares unless and until their old certificates are surrendered. Stockholders should not forward their certificates to the exchange agent until they receive the letter of transmittal, and they should only send in their certificates with the letter of transmittal. The exchange agent will send each stockholder, if elected in the letter of transmittal, a new stock certificate after receipt of that stockholder's properly completed letter of transmittal and old stock certificate(s). A stockholder that surrenders his, her or its old stock certificate(s) but does not elect to receive a new stock certificate in the letter of transmittal will be deemed to have requested to hold that stockholder's shares electronically in book-entry form with our transfer agent.

Certain of our registered holders of Common Stock hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of our Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, the stockholder may return a properly executed and completed letter of transmittal.

Stockholders who hold shares in street name through a nominee (such as a bank or broker) will be treated in the same manner as stockholders whose shares are registered in their names, and nominees will be instructed to effect the Reverse Split for their beneficial holders. However, nominees may have different procedures and stockholders holding shares in street name should contact their nominees.

Stockholders will not have to pay any service charges in connection with the exchange of their certificates.

Authorized Shares

If and when our Board elects to effect the Reverse Split, the authorized number of shares of our Common Stock will remain at 600,000,000. Accordingly, there will be no reduction in the number of authorized shares of our Common Stock in proportion to the Reverse Split ratio. As a result, the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance will decrease and the additional authorized shares of Common Stock will be available for issuance at such times and for such purposes as our Board may deem advisable without further action by our stockholders, except as required by applicable laws and regulations. If our Common Stock are initially listed on one of the Exchanges, stockholder approval must be obtained, under applicable Nasdaq and NYSE MKT rules, prior to the issuance of shares for certain purposes, including the issuance of Common Stock equal to or greater than 20% of our then outstanding shares of Common Stock in connection with a private refinancing or an acquisition or merger, unless an exemption is available from such approval. Such an exemption would be available if our Audit Committee authorized the filing of a prior written application with Nasdaq or the NYSEMKT to waive the stockholder vote requirement if it believed the delay associated with securing such vote would seriously jeopardize our financial viability and Nasdaq or the NYSE MKT granted us such an exemption.

The Reverse Split will have no effect on our authorized preferred stock because there are no shares of preferred stock currently outstanding.

In accordance with our Certificate of Incorporation and Delaware law, our shareholders do not have any preemptive rights to purchase or subscribe for any of our unissued or treasury shares.

Anti-Takeover and Dilutive Effects

The purpose of maintaining our authorized Common Stock at 600,000,000 after the Reverse Split is to facilitate our ability to be listed and raise additional capital to support our operations, not to establish any barriers to a change of control or acquisition of our Company. The shares of Common Stock that are authorized but unissued provide our Board with flexibility to effect, among other transactions, public or private refinancings, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by our Board, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable. The Reverse Split would give our Board authority to issue additional shares from time to time without delay or further action by the stockholders except as may be required by applicable law or the rules of the Exchanges. The Reverse Split is not being recommended in response to any specific effort of which we are aware to obtain control of us, nor does our Board have any present intent to use the authorized but unissued Common Stock to impede a takeover attempt. There are no plans or proposals to adopt other provisions or enter into any arrangements that have material anti-takeover effects.

In addition, the issuance of additional shares of Common Stock for any of the corporate purposes listed above could have a dilutive effect on earnings per share and the book or market value of our outstanding Common Stock, depending on the circumstances, and would likely dilute a stockholder's percentage voting power in us. Holders of our Common Stock are not entitled to preemptive rights or other protections against dilution. Our Board intends to take these factors into account before authorizing any new issuance of shares.

Accounting Consequences

As of the Effective Time, the stated capital attributable to Common Stock on our balance sheet will be reduced proportionately based on the Reverse Split ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer shares of our Common Stock outstanding.

Federal Income Tax Consequences

The following summary describes certain material U.S. federal income tax consequences of the Reverse Split to holders of our Common Stock. This summary addresses the tax consequences only to a beneficial owner of our Common Stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our Common Stock (a "U.S. holder"). This summary does not address all of the tax consequences that may be relevant to any particular stockholder, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to persons that may be subject to special treatment under U.S. federal income tax law or persons that do not hold our Common Stock as "capital assets" (generally, property held for investment). This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date hereof. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

           If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Split.

Each stockholder should consult his, her or its own tax advisor regarding the U.S. federal, state, local and foreign income and other tax consequences of the Reverse Stock Split.

The Reverse Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, no gain or loss should be recognized by a U.S. holder upon the Reverse Split. Accordingly, the aggregate tax basis in the Common Stock received pursuant to the Reverse Split should equal the aggregate tax basis in the Common Stock surrendered and the holding period for the Common Stock received should include the holding period for the Common Stock surrendered.

Relationship to Other Proposals

            The Board does not anticipate effectuating the Reverse Split Proposal except in connection with the Company's Common Stock being approved for listing and trading on one of the Exchanges. However, the Board, in its sole discretion, reserves the right to file the Reverse Split Amendment with the Secretary of State of Delaware and effectuate the Reverse Split at any time if this proposal is approved even not in connection with an Exchange listing.

Text of Proposed Reverse Split Amendment; Effectiveness

The text of the proposed Reverse Split Amendment is set forth in Annex A to this Proxy Statement. If and when effected by our Board, the Reverse Split Amendment will become effective upon its filing with the Secretary of State of Delaware.

Required Vote

Approval of the Reverse Split Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock voting as one class. Abstentions are considered present for purposes of establishing a quorum but will count as a vote against the Reverse Split Proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE Reverse Split PROPOSAL.

PROPOSAL 4
NAME CHANGE PROPOSAL

Introduction

On May 28, 2014, at a meeting of our Board, the Board unanimously adopted the Name Change Amendment to Article FIRST of our Certificate of Incorporation to change the Company's name from "CopyTele, Inc." to "such name as may be determined by the Board in its sole discretion," such Name Change to occur at such time and date, if at all, as determined by the Board in its sole discretion. The Board is now asking you to approve this Name Change Amendment.

Effecting the Name Change Amendment requires that Article FIRST of our Certificate of Incorporation be amended. If approved, the Name Change Amendment will be effective upon the filing of such amendment to the Certificate of Incorporation with the Secretary of State of Delaware with such filing to occur, if at all, at the sole discretion of the Board.

Stockholders will not be required to exchange outstanding stock certificates for new stock certificates if the Name Change Amendment is adopted and the Board, in its sole discretion, determines to effect the Name Change.  In the event that the Board effectuates the Name Change, the Company expects to change its trading symbol from "COPY" to a symbol that better reflects the Company's new name.

Reason for the Name Change Proposal

From our inception through the end of our 2012 fiscal year, our primary operations involved licensing in connection with the development, manufacturing, and marketing of products based on our patented display and encryption technologies only. However, since then, our primary operations include the development, acquisition, licensing, and enforcement of patented technologies in several different fields that are either owned or controlled by the Company or one of our wholly owned subsidiaries. Accordingly, our Board believes that the Company should better align its corporate name with our current business and mission to develop, acquire, license and enforce of patented technologies that are either owned or controlled by the Company or one of our wholly owned subsidiaries. The new name that will be chosen by the Board in its sole discretion will be a name that better reflects our current business and mission. When determining the new name, the Board will consider, among other factors, whether the new name is available in the State of Delaware and in the states where we will be required to qualify to do business, whether the Company will be able to obtain a domain name that reflects the name and whether the Company will be able to get trademark protection for the new name.

Text of Proposed Amendment; Effectiveness

The proposed Amendment will change Article FIRST of the Certificate of Incorporation to replace the current name of the Company, "CopyTele, Inc.," with the new name of the Company that has been selected by the Board. The Name Change Amendment will become effective upon its filing with the Secretary of State of Delaware.

Required Vote

Approval of the Name Change Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock voting as one class. Abstentions are considered present for purposes of establishing a quorum but will count as a vote against the Name Change Proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NAME CHANGE PROPOSAL.

OTHER INFORMATION

Proxy Solicitation

All costs of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, the Company's officers and regular employees may solicit proxies personally or by telephone. The Company does not intend to utilize a paid solicitation agent.

Proxies

A stockholder may revoke his, her or its proxy at any time prior to its use by giving written notice to the Secretary of the Company, by executing a revised proxy at a later date or by attending the Meeting and voting in person. Proxies in the form enclosed, unless previously revoked, will be voted at the Meeting in accordance with the specifications made thereon or, in the absence of such specifications in accordance with the recommendations of the Board.

Securities Outstanding; Votes Required

As of the close of business on the Record Date there were 220,357,190 shares of Common Stock outstanding. As of the Record Date, no shares of preferred stock were issued or outstanding. Stockholders are entitled to one vote for each share of Common Stock owned. The affirmative vote of a majority of the shares of Common Stock present at the Meeting, in person or by proxy, is required for approval of the proposals. Shares of the Common Stock represented by executed proxies received by the Company will be counted for purposes of establishing a quorum at the Meeting, regardless of how or whether such shares are voted on any specific proposal.

Other Business

Our Board knows of no other matter to be presented at the Meeting. If any additional matter should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

Beneficial Ownership of Principal Stockholders, Officers and Directors

The following table sets forth information regarding the beneficial ownership of our Common Stock as of June 2, 2014, by (i) each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock; (ii) each person known by us to be the beneficial owner of more than 5% of our outstanding shares of commons stock; each of our named executive officers and directors; and all of our executive officers and directors as a group.

	Amount and Nature of Beneficial	Percent of Class (6)
Name and Address of Beneficial Owner	Ownership (1)(2)(3)(4)(5)
Mars Overseas Limited (7)	20,000,000	9.08%
P.O. Box 309, GI Ugland House
South Church Street, George Town
Grand Cayman, Cayman Island
Lewis H. Titterton Jr.	12,837,368	5.76%
900 Walt Whitman Road
Melville, NY 11747
Robert A. Berman	10,560,032	4.58%
900 Walt Whitman Road
Melville, NY 11747
Dr. Amit Kumar	11,487,723	4.98%
900 Walt Whitman Road
Melville, NY 11747
Bruce F. Johnson	8,450,615	3.82%
900 Walt Whitman Road
Melville, NY 11747
Kent B. Williams	2,510,577	1.13%
900 Walt Whitman Road
Melville, NY 11747
Henry P. Herms	1,478,679	*
900 Walt Whitman Road
Melville, NY 11747
All Directors and Executive Officers as a Group (6 persons)	47,324,994	19.16%

*	Less than 1%.

(1)        A beneficial owner of a security includes any person who directly or indirectly has or shares voting power and/or investment power with respect to such security or has the right to obtain such voting power and/or investment power within sixty (60) days.  Except as otherwise noted, each designated beneficial owner in this proxy statement has sole voting power and investment power with respect to the shares of Common Stock beneficially owned by such person.

(2)        Includes 926,676 shares, 222,216 shares, 222,216 shares, 570,000 shares, 270,000 shares, 995,554 shares and 111,108 shares which Lewis H. Titterton Jr., Robert A. Berman, Dr. Amit Kumar, Kent B. Williams, Bruce F. Johnson, Henry P. Herms and all directors and executive officers as a group, respectively, have the right to acquire within 60 days upon exercise of options granted pursuant to the 2003 Share Incentive Plan and/or the 2010 Share Incentive Plan.

(3)        Includes 99,540 shares indirectly owned through the Vista Asset Management 401(k) plan, of which Kent B. Williams and his wife are the sole trustees, 47,700 shares owned by Mr. Williams' wife and 215,460 shares indirectly owned by Mr. Williams' wife through the Vista Asset Management 401(k) plan.  Mr. Williams disclaims beneficial ownership of the shares owned by his wife.

(4)        Includes 166,650 shares, 333,300 shares, 333,300 shares and 833,250 shares that Robert A. Berman, Dr. Amit Kumar, Bruce F. Johnson and all directors and executive officers as a group, respectively, have the right to acquire within 60 days upon conversion of debentures and exercise of warrants purchased by them in the private placement on January 25, 2013.

(5)        Includes 1,566,667 shares, 9,642,516 shares, 9,642,516 shares, 300,000 shares, 1,466,667 shares and 4,821,258 shares which Lewis H. Titterton Jr., Robert A. Berman, Dr. Amit Kumar, Bruce F. Johnson, Kent B. Williams and all directors and executive officers as a group, respectively, respectively, have the right to acquire within 60 days pursuant to option agreements with the Company.

(6)        Based on 220,357,190 shares of Common Stock outstanding as of June 2, 2014.

(7)        The Company has relied solely on information provided in Amendment No. 1 to the Schedule 13G which Mars Overseas Limited ("Mars Overseas") filed with the SEC on May 17, 2010.  As reported in the Schedule 13G/A, Mars Overseas is a joint venture controlled by six entities. The governing documents of Mars Overseas require majority voting of the six entities that are party to the joint venture with respect to the 20,000,000 CopyTele shares owned by Mars Overseas.  Four of these six entities are controlled by members of the Dhoot family, which include Messrs. Venugopal N. Dhoot, Rajkumar N. Dhoot and Pradipkumar N. Dhoot. The remaining two entities are publicly traded corporations outside of the United States, of which the above-mentioned members of the Dhoot family hold a significant percentage, although less than 50% of such publicly traded companies. Messrs. Venugopal N. Dhoot, Rajkumar N. Dhoot and Pradipkumar N. Dhoot all disclaim beneficial ownership in the shares held by Mars Overseas except to the extent of their pecuniary interest, and disclaim membership as a group.

Deadline for Submission of Stockholder Proposals for 2015 Annual Meeting of Stockholders

For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2015 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Securities Exchange Act. Such proposals must be received by the Company at its offices at 900 Walt Whitman Road, Melville, New York 11747 no later than March 21, 2015.

Stockholders may present proposals intended for inclusion in our proxy statement for our 2015 Annual Meeting of Stockholders provided that such proposals are received by the Secretary of the Company in accordance with the time schedules set forth in, and otherwise in compliance with, applicable SEC regulations, and the Company's Bylaws, as applicable. Proposals submitted not in accordance with such regulations will be deemed untimely or otherwise deficient; however, the Company will have discretionary authority to include such proposals in the 2015 Proxy Statement.

Stockholder Communications

Stockholders wishing to communicate with the Board may direct such communications to the Board c/o the Company, Attn: Robert Berman. Mr. Berman will present a summary of all stockholder communications to the Board at subsequent Board meetings. The directors will have the opportunity to review the actual communications at their discretion.

Additional Information

Accompanying this Proxy Statement is a copy of the Company's Annual Report on Form 10-K for the year ended October 31, 2013. Such Report includes the Company's audited financial statements for the 2013 fiscal year and certain other financial information, which is incorporated by reference herein.

In addition, we are subject to certain informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information are available on the SEC's website at www.sec.gov. Stockholders who have questions in regard to any aspect of the matters discussed in this Proxy Statement should contact Ron Tenio, Secretary of the Company, at 900 Walt Whitman Road, Melville, New York 11747.

ANNEX A

CERTIFICATE OF AMENDMENT TO THE

CERTIFICATE OF INCORPORATION

OF COPYTELE, INC.

The undersigned, for the purposes of amending the Certificate of Incorporation of CopyTele, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:

FIRST: The Board of Directors of the Corporation (the "Board") duly adopted in accordance with Section 141(f) of the DCGL at a meeting of the Board on May 28, 2014, a resolution proposing and declaring advisable the following amendment to be added following the last sentence of Article FOURTH of the Certificate of Incorporation of said Corporation:

"Upon the effectiveness of the amendment to the certificate of incorporation containing this sentence (the "Split Effective Time") each share of the Common Stock issued and outstanding immediately prior to the date and time of the filing hereof with the Secretary of State of Delaware shall be automatically changed and reclassified into a smaller number of shares such that each
[    ] shares of issued Common Stock immediately prior to the Split Effective Time is reclassified into one share of Common Stock. Notwithstanding the immediately preceding sentence, there shall be no fractional shares issued and, in lieu thereof, a holder of Common Stock on the Split Effective Time who would otherwise be entitled to a fraction of a share as a result of the reclassification, following the Split Effective Time, shall receive a full share of Common Stock upon the surrender of such stockholders' old stock certificate. No stockholders will receive cash in lieu of fractional shares."

SECOND: The holders of a majority of the issued and outstanding voting stock of the Corporation have voted in favor of said amendment at a duly convened meeting of the stockholders of the Corporation.

THIRD: The aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Certificate of Incorporation of the Corporation to be duly executed by the undersigned this day of             , 2014.

COPYTELE, INC.

By:
Name:
Title:

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS ROBERT BERMAN AND HENRY HERMS, AND EACH OF THEM, AS PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL THE SHARES OF COMMON STOCK OF COPYTELE, INC. HELD OF RECORD BY THE UNDERSIGNED ON JUNE 2, 2014, AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 23, 2014, OR ANY ADJOURNMENT THEREOF.

1.         Election of Lewis H. Titterton Jr., Robert A. Berman, Dr. Amit Kumar, Bruce F. Johnson, Dale Fox and Dr. Andrea Belz, to hold office until the 2015 Annual Meeting of Stockholders or their successors are elected and qualified.

[    ]      FOR ALL THE NOMINEES

[    ]      WITHHOLD AUTHORITY FOR THE NOMINEES

[    ]      FOR ALL EXCEPT (see instructions)

[    ]      Lewis H. Titterton Jr.

[    ]      Robert A. Berman

[    ]      Dr. Amit Kumar

[    ]      Bruce F. Johnson

[    ]      Dale Fox

[    ]      Dr. Andrea Belz

Instructions: to withhold authority for any individual nominee, mark "FOR ALL EXCEPT" and fill in the circle next to the nominee you wish to withhold for.

2.         To ratify the appointment by the Board of Haskell & White LLP as the Company's independent registered public accounting firm for the fiscal year ending October 31, 2014:

                        [    ] FOR           [    ] AGAINST                      [    ] ABSTAIN

3.         To consider and vote upon an amendment to Article FOURTH of the Company's Certificate of Incorporation, as amended to effect a reverse stock split of the Company's common stock, par value $0.01 per share at a ratio of between one-for-two and one-for-twenty five with such ratio to be determined at the sole discretion of the Board and with such reverse split to be effected at such time and date, if at all, as determined by the Board in its sole discretion:

                        [    ] FOR           [    ] AGAINST                      [    ] ABSTAIN

4.         To consider and vote upon an amendment to The Company's Certificate of Incorporation to change the name of the Company from "CopyTele, Inc." to such name as may be determined by the Board in its sole discretion, such name change to occur at such time and date, if at all, as determined by the Board in its sole discretion:

                        [    ] FOR           [    ] AGAINST                      [    ] ABSTAIN

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned stockholder(s). If this card contains no specific voting instructions, the shares will be voted FOR  each of the directors and proposals described on this card.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please mark, sign, date and return this proxy promptly using the accompanying postage pre-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF COPYTELE, INC.

Signature of Stockholder(s)

Date

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

VOTE BY INTERNET— You may cast your vote by visiting http://www.proxyvote.com.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.